Exhibit 4.1

MIDAMERICAN ENERGY HOLDINGS COMPANY

and

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Trustee

5.95% Senior Bonds due 2037

Fifth Supplemental Indenture

Dated as of May 11, 2007

FIFTH SUPPLEMENTAL INDENTURE, dated as of May 11, 2007 (this “Fifth Supplemental Indenture”), between MIDAMERICAN ENERGY HOLDINGS COMPANY, an Iowa corporation (the “Company”), and THE BANK OF NEW YORK TRUST COMPANY, N.A., a New York banking corporation, as Trustee (the “Trustee”) under the Base Indenture referred to below.

WITNESSETH:

WHEREAS, the Company has heretofore executed and delivered that certain Indenture, dated as of October 4, 2002, between the Company and The Bank of New York, as trustee (as amended by Article IV of the Second Supplemental Indenture thereto, dated as of May 16, 2003 between the Company and The Bank of New York, as trustee and Article IV of the Fourth Supplemental Indenture thereto, dated as of March 24, 2006 between the Company and The Bank of New York Trust Company, N.A., as Trustee, the “Base Indenture,” and, together with this Fifth Supplemental Indenture, the “Indenture”), to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness, the form and terms of which are to be established as set forth in Sections 2.01 and 3.01 of the Base Indenture;

WHEREAS, Section 9.01 of the Base Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Base Indenture for, among other things, the purpose of establishing the form and terms of the Securities of any series as permitted in Sections 2.01 and 3.01 of the Base Indenture and of appointing an Authenticating Agent with respect to the Securities of any series;

WHEREAS, the Company desires to create one series of its unsecured bonds in an initial aggregate principal amount of Five Hundred Fifty Million Dollars ($550,000,000.00) to be designated the “5.95% Senior Bonds due 2037” (the “Securities”), and all action on the part of the Company necessary to authorize the issuance of the Securities under the Base Indenture and this Fifth Supplemental Indenture has been duly taken; and

WHEREAS, all acts and things necessary (i) to make the Securities, when executed by the Company and authenticated and delivered by the Trustee as provided in the Base Indenture, the valid and binding obligations of the Company and (ii) to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed.

NOW, THEREFORE, THIS FIFTH SUPPLEMENTAL INDENTURE WITNESSETH:

That in consideration of the premises and of the acceptance and purchase of the Securities by the holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of holders of the Securities, as follows:

ARTICLE I.

DEFINITIONS

The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Base Indenture and the forms of Securities attached hereto as Exhibits A through E. In addition, for all purposes of this Fifth Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise expressly requires, the following terms shall have the respective meanings assigned to them as follows and shall be construed as if defined in Article I of the Base Indenture:

“Exchange Security” means a security in global or definitive form substantially in the form set forth in Exhibit E to this Fifth Supplemental Indenture.

“Global Security” means a Rule 144A Global Security, a Regulation S Temporary Global Security, or a Regulation S Permanent Global Security, in global form substantially in the form set forth in Exhibits A, B and C, respectively, to this Fifth Supplemental Indenture.

“Initial Purchasers” means Greenwich Capital Markets, Inc., Barclays Capital Inc. and Lehman Brothers Inc.

“Registration Rights Agreement” means the Registration Rights Agreement, dated May 11, 2007, between the Company and the Initial Purchasers.

ARTICLE II.

TERMS AND ISSUANCE OF THE SECURITIES

Section 2.01   Issue of Securities. One series of the Securities, which shall be designated the “5.95% Senior Bonds due 2037” shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Base Indenture and this Fifth Supplemental Indenture (including the forms of Securities set forth in Exhibits A through E, as applicable). There shall be no limit upon the aggregate principal amount of Securities that may be authenticated and delivered under this Fifth Supplemental Indenture.

Section 2.02   Optional Redemption. The Securities may be redeemed, in whole or in part, at the option of the Company pursuant to the terms set forth in paragraph 2 of the Securities to be redeemed. The provisions of Article XI of the Base Indenture, including the amendments set forth in Article IV of the Fourth Supplemental Indenture, dated March 24, 2006, shall also apply to any redemption of the Securities by the Company.

Section 2.03   Limitation on Liens. The covenant provided by Section 10.04 of the Base Indenture shall be applicable to the Securities.

Section 2.04   Change of Control. The covenant provided by Section 10.10 of the Base Indenture shall be applicable to the Securities.

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Section 2.05   Place of Payment. The Place of Payment in respect of the Securities will be in The City of New York, initially at the Corporate Trust Office of The Bank of New York Trust Company, N.A. (which as of the date hereof is located at 2 N. LaSalle Street, Suite 1020, Chicago, Illinois 60602, Attention: Corporate Trust Administration).

Section 2.06   Form of Securities; Incorporation of Terms. The forms of the Securities shall be substantially in the forms of Exhibits A through E attached hereto, as applicable, the respective terms of which are incorporated herein by reference and which are part of this Fifth Supplemental Indenture. The Securities shall be issued as one or more Global Securities in fully registered form and one or more Definitive Securities in fully registered form, as determined in accordance with Section 2.01 of the Base Indenture. The Global Securities shall be delivered by the Trustee to the Depositary, as the Holder thereof, or a nominee or custodian therefor, to be held by the Depositary in accordance with the Base Indenture.

Section 2.07   Exchange of the Global Securities. Each of the Global Securities shall be exchangeable for Definitive Securities only as provided in Section 3.07(b)(ii) of the Base Indenture.

Section 2.08   Interest Payment Dates for the Securities. The Interest Payment Dates for the Securities shall be May 15 and November 15 in each year, commencing November 15, 2007 and continuing until the Principal Amount of the Securities is paid in full or made available for payment in accordance with the terms of the Indenture and the Securities.

Section 2.09   Regular Record Date for the Securities. The Regular Record Date for the Securities shall be the May 1 or November 1 immediately prior to each Interest Payment Date.

Section 2.10   Authorized Denominations. Beneficial interests in Global Securities, as well as Definitive Securities, may be held only in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

ARTICLE III.

DEPOSITARY

Section 3.01   Depositary. The Depository Trust Company, its nominees and their respective successors are hereby appointed Depositary with respect to the Global Securities.

ARTICLE IV.

AMENDMENTS TO BASE INDENTURE

Section 4.01   Form of Documents Delivered to Trustee. With respect to the Securities and any other securities issued pursuant to the Base Indenture after the date hereof, Section 1.03 of the Base Indenture is hereby amended by adding the following language as an additional paragraph at the end of such section:

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“ Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officers’ Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other Outstanding Securities, except as aforesaid.”

Section 4.02   Acceleration of Maturity. With respect to the Securities and any other securities issued pursuant to the Base Indenture after the date hereof, Section 5.02 of the Base Indenture is hereby amended by deleting the words "and is continuing" in the second line of the first sentence and adding the language  "unless, prior to such declaration, all covenants with respect to which such Event of Default has occurred shall have been cured or waived (other than non-payment of principal of the Securities which has become or may become due solely by reason of such Event of Default or declaration)," after the word "then" in the second line of the first sentence.

Section 4.03   Reports By Company. With respect to the Securities and any other securities issued pursuant to the Base Indenture after the date hereof, Section 7.04 of the Base Indenture is hereby amended by adding the following language to the end of the first paragraph of such section:

", or if the Company cannot reasonably file with the Trustee and the Commission and transmit to the Holders such information, documents or other reports, or summaries thereof, at the times and in the manner provided pursuant to such Act, then the Company shall have commenced and be diligently pursuing such actions as are reasonably required in order to enable the Company to take such actions as will enable it to file and transmit such information, documents or other reports, or summaries thereof".

Section 4.04   Reports By Company. With respect to the Securities and any other securities issued pursuant to the Base Indenture after the date hereof, Section 10.09 of the Base Indenture is hereby amended by adding the following language as an additional paragraph at the end of such section:

“Nothing in this Section 10.09 shall require the Company to file or provide, as applicable,  any of the information required pursuant to this Section 10.09 if, at the time such information is required to be filed or provided, as applicable, the Company cannot reasonably file or provide such information and the Company shall have commenced and be diligently pursuing such filing or provision, as applicable. "

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ARTICLE V.

MISCELLANEOUS

Section 5.01   Execution as Supplemental Indenture. This Fifth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Base Indenture and, as provided in the Base Indenture, this Fifth Supplemental Indenture forms a part thereof.

Section 5.02   Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 5.03   Successors and Assigns. All covenants and agreements in this Fifth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 5.04   Separability Clause. In case any provision in this Fifth Supplemental Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 5.05   Benefits of Fifth Supplemental Indenture. Nothing in this Fifth Supplemental Indenture or in the Securities, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Fifth Supplemental Indenture.

Section 5.06   Execution in Counterparts. This Fifth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 5.07   Trustee. The Trustee makes no representations as to the validity or sufficiency of this Fifth Supplemental Indenture. The statements herein are deemed to be those of the Company and not of the Trustee.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed by their respective officers or directors duly authorized thereto, all as of the day and year first above written.

MIDAMERICAN ENERGY HOLDINGS COMPANY

By:	/s/ Douglas L. Anderson
Name: Douglas L. Anderson
Title: Senior Vice President

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Trustee
By:	/s/ Roxane Ellwanger
Name: Roxane Ellwanger
Title: Assistant Vice President

(Fifth Supplemental Indenture)

EXHIBITS

Exhibit A	Form of 144A Global Senior Bond due 2037
Exhibit B	Form of Regulation S Temporary Global Senior Bond due 2037
Exhibit C	Form of Regulation S Permanent Global Senior Bond due 2037
Exhibit D	Form of Restricted Definitive Senior Bond due 2037
Exhibit E	Form of Private Exchange Senior Bond due 2037

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EXHIBIT A
FORM OF FACE OF RULE 144A GLOBAL

SENIOR BOND DUE 2037

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OR NAMES AS DIRECTED IN WRITING BY THE DEPOSITARY, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

THIS SECURITY HAS BEEN INITIALLY RESOLD IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE.

Exhibit A-1

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, EACH HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” THAT PRIOR TO SUCH TRANSFER FURNISHED TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY (1) UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) OR (2) WITH RESPECT TO SECURITIES SOLD IN RELIANCE ON REGULATION S, FOLLOWING THE EXPIRATION OF 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH INTERESTS IN THIS SECURITY ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE ORIGINAL ISSUE DATE OF THIS SECURITY. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

Exhibit A-2

MIDAMERICAN ENERGY HOLDINGS COMPANY
5.95% Senior Bonds due 2037

$[_____________]

No. [__]	CUSIP No. 59562VAN7
ISIN No. US59562VAN83

MIDAMERICAN ENERGY HOLDINGS COMPANY, a corporation organized under the laws of Iowa (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal amount of [_________] Dollars (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the “Principal Amount”) on May 15, 2037, and to pay interest thereon from May 11, 2007, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year, commencing November 15, 2007, at the rate of 5.95% per annum, until the Principal Amount hereof is paid or made available for payment; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 5.95% per annum (or, if lower, the maximum rate legally enforceable) from the dates such amounts are due until they are paid or made available for payment; provided, further, that if a Registration Default (as defined in the Registration Rights Agreement) occurs with respect to this Security, interest will accrue on this Security at a rate of 0.5% per annum from and including the date on which any such Registration Default shall occur, until but excluding the date on which all Registration Defaults have been cured. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at any place of payment or at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts, provided, however, that, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

Exhibit A-3

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exhibit A-4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

MIDAMERICAN ENERGY HOLDINGS COMPANY

By:	_______________________________
Name:
Title:

Attest:

By:	Name:_____________________________
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Trustee
Dated:________________________	By:	____________________________________

Authorized Signatory

FORM OF REVERSE OF RULE 144A GLOBAL SENIOR BOND DUE 2037
MIDAMERICAN ENERGY HOLDINGS COMPANY
5.95% Senior Bonds due 2037

1.     GENERAL

This Security is one of a duly authorized issue of Securities of the Company (the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 4, 2002, between the Company and The Bank of New York, as trustee (as amended by Article IV of the Second Supplemental Indenture thereto, dated as of May 16, 2003, between the Company and The Bank of New York, as trustee, and Article IV of the Fourth Supplemental Indenture, dated as of March 24, 2006, between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), the “Base Indenture”), as amended and supplemented by the Fifth Supplemental Indenture, dated as of May 11, 2007 (together with the Base Indenture, the “Indenture”), between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof.

2.     OPTIONAL REDEMPTION

The Securities of this series are subject to redemption upon not less than 30 or more than 60 days’ notice to the Holders of such Securities as provided in the Indenture, at any time, as a whole or in part, at the election of the Company, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

“Treasury Yield” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

Exhibit A-7

“Independent Investment Banker” means an investment banking institution of international standing appointed by the Company.

“Reference Treasury Dealer” means a primary U.S. government securities dealer in New York City appointed by the Company.

“Reference Treasury Dealer Quotation” means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee on a pro rata basis.

Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

In the event of redemption of this Security in part only, the Trustee will reduce the Principal Amount hereof by endorsement on Schedule A hereto such that the Principal Amount shown on Schedule A after such endorsement will reflect only the unredeemed portion hereof.

3.     DEFEASANCE

The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

4.     DEFAULTS AND REMEDIES

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities of such series may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

Exhibit A-8

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee or for any other remedy thereunder, unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c) such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice and offer of indemnity from the Holder, and request from the Holders, shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

5.     AMENDMENT AND WAIVER

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

Exhibit A-9

6.     TRANSFER AND EXCHANGE; DENOMINATIONS

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of the series of which this Security is a part are issuable only in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

7.     SUCCESSOR OBLIGORS

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

8.     TRUSTEE DEALINGS WITH THE COMPANY

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

9.     NO RECOURSE AGAINST OTHERS

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

Exhibit A-10

10.     AUTHENTICATION

This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

11.     CUSIP NUMBERS

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series.

12.     GOVERNING LAW

This Security shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law, but otherwise without regard to the principles of conflict of laws thereof.

13.     DEFINED TERMS

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit A-11

SCHEDULE A

[SCHEDULE OF ADJUSTMENTS]

Initial Principal Amount: U.S.$__________________

	Notation Made		Principal	On Behalf of
Date	Principal	Principal	Amount	the Security
Adjustment	Amount	Amount	Following	Exchange
Made	Increase	Decrease	Adjustment	Agent/Registrar

Exhibit A-12

OPTION OF HOLDER TO ELECT PURCHASE

If you wish to elect to have all or any portion of the Securities purchased by the Company pursuant to a Change of Control Offer made in accordance with Section 10.10 of the Base Indenture, check the applicable boxes:

I wish to have the Securities purchased by the Company:

☐   in whole

☐   in part

Amount to be
purchased: $________________

Dated:________________	Signature:____________________

(sign exactly as your name appears on the other side of this Security)

Signature
Guarantee:________________

(Your signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program (“STAMP”), the Securities Exchange Medallion Program (“SEMP”), the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”) or such other signature guarantee program as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Social Security Number or
Taxpayer Identification Number: __________________________________

Exhibit A-13

EXHIBIT B

FORM OF FACE OF REGULATION S TEMPORARY

GLOBAL SENIOR BOND DUE 2037

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OR NAMES AS DIRECTED IN WRITING BY THE DEPOSITARY, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

THIS SECURITY HAS BEEN ISSUED IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE.

Exhibit B-1

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, EACH HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” THAT PRIOR TO SUCH TRANSFER FURNISHED TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY (1) UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) OR (2) WITH RESPECT TO SECURITIES SOLD IN RELIANCE ON REGULATION S, FOLLOWING THE EXPIRATION OF 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH INTERESTS IN THIS SECURITY ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE ORIGINAL ISSUE DATE OF THIS SECURITY. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

Exhibit B-2

MIDAMERICAN ENERGY HOLDINGS COMPANY
5.95% Senior Bonds due 2037

$[__________]
No. [___]	CUSIP No. U59354AF4
ISIN No. USU59354AF46

MIDAMERICAN ENERGY HOLDINGS COMPANY, a corporation organized under the laws of Iowa (the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal amount of [_________] Dollars (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the “Principal Amount”), on May 15, 2037, and to pay interest thereon from May 11, 2007, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year, commencing November 15, 2007, at the rate of 5.95% per annum, until the Principal Amount hereof is paid or made available for payment; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 5.95% per annum (or, if lower, the maximum rate legally enforceable) from the dates such amounts are due until they are paid or made available for payment; provided, further, that if a Registration Default (as defined in the Registration Rights Agreement) occurs with respect to this Security, interest will accrue on this Security at a rate of 0.5% per annum from and including the date on which any such Registration Default shall occur, until but excluding the date on which all Registration Defaults have been cured. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Until this Regulation S Temporary Global Security is exchanged for one or more Regulation S Permanent Global Securities, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Security shall in all other respects be entitled to the same benefits as other Securities under the Indenture.

Exhibit B-3

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at any place of payment or at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts, provided, however, that payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exhibit B-4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

MIDAMERICAN ENERGY HOLDINGS COMPANY

By:	________________________________
Name:
Title:

Attest:

By:
Name:_____________________
Title: ______________________

Exhibit B-5

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Trustee
Dated:________________________	By:	___________________________________

Authorized Signatory

Exhibit B-6

FORM OF REVERSE OF REGULATION S TEMPORARY
GLOBAL SENIOR BOND DUE 2037

MIDAMERICAN ENERGY HOLDINGS COMPANY
5.95% Senior Bonds due 2037

1.     GENERAL

This Security is one of a duly authorized issue of Securities of the Company (the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 4, 2002, between the Company and The Bank of New York, as trustee (as amended by Article IV of the Second Supplemental Indenture thereto, dated as of May 16, 2003, between the Company and The Bank of New York, as trustee, and Article IV of the Fourth Supplemental Indenture, dated as of March 24, 2006, between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), the “Base Indenture”), as amended and supplemented by the Fifth Supplemental Indenture, dated as of May 11, 2007 (together with the Base Indenture, the “Indenture”), between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof.

2.     OPTIONAL REDEMPTION

The Securities of this series are subject to redemption upon not less than 30 or more than 60 days’ notice to the Holders of such Securities as provided in the Indenture, at any time, as a whole or in part, at the election of the Company, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

“Treasury Yield” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

Exhibit B-7

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

“Independent Investment Banker” means an investment banking institution of international standing appointed by the Company.

“Reference Treasury Dealer” means a primary U.S. government securities dealer in New York City appointed by the Company.

“Reference Treasury Dealer Quotation” means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee on a pro rata basis.

Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

In the event of redemption of this Security in part only, the Trustee will reduce the Principal Amount hereof by endorsement on Schedule A hereto such that the Principal Amount shown on Schedule A after such endorsement will reflect only the unredeemed portion hereof.

3.     DEFEASANCE

The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

4.     DEFAULTS AND REMEDIES

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then, and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities under the Indenture may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

Exhibit B-8

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c) such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice and offer of indemnity from the Holder, and request from the Holders, shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

5.     AMENDMENT AND WAIVER

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

Exhibit B-9

6.     TRANSFER AND EXCHANGE; DENOMINATIONS

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of the series of which this Security is a part are issuable only in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Regulation S Temporary Global Security is exchangeable in whole or in part for one or more Global Securities only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article 2 of the Indenture. Upon exchange of this Regulation S Temporary Global Security for one or more Global Securities, the Trustee shall cancel this Regulation S Temporary Global Security.

7.     SUCCESSOR OBLIGORS

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

8.     TRUSTEE DEALINGS WITH THE COMPANY

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

Exhibit B-10

9.     NO RECOURSE AGAINST OTHERS

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

10.     AUTHENTICATION

This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

11.     ISIN NUMBER

This Security will bear an ISIN number. No representation is made as to the accuracy of such number as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

12.     GOVERNING LAW

This Security shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law, but otherwise without regard to the principles of conflict of laws thereof.

13.     DEFINED TERMS

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit B-11

SCHEDULE A

SCHEDULE OF ADJUSTMENTS

Initial Principal Amount: U.S.$[__________________]

	Notation Made		Principal	On Behalf of
Date	Principal	Principal	Amount	the Security
Adjustment	Amount	Amount	Following	Exchange
Made	Increase	Decrease	Adjustment	Agent/Registrar

Exhibit B-12

OPTION OF HOLDER TO ELECT PURCHASE

If you wish to elect to have all or any portion of the Securities purchased by the Company pursuant to a Change of Control Offer made in accordance with Section 10.10 of the Base Indenture, check the applicable boxes:

I wish to have the Securities purchased by the Company:

☐  in whole

☐  in part

Amount to be
purchased: $________________

Dated:________________	Signature:____________________

(sign exactly as your name appears on the other side of this Security)

Signature
Guarantee:________________

(Your signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program (“STAMP”), the Securities Exchange Medallion Program (“SEMP”), the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”) or such other signature guarantee program as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Social Security Number or
Taxpayer Identification Number: __________________________________

Exhibit B-13

EXHIBIT C
FORM OF FACE OF REGULATION S PERMANENT

GLOBAL SENIOR BOND DUE 2037

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OR NAMES AS DIRECTED IN WRITING BY THE DEPOSITARY, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

THIS SECURITY HAS BEEN ISSUED IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE.

Exhibit C-1

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, EACH HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” THAT PRIOR TO SUCH TRANSFER FURNISHED TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY (1) UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) OR (2) WITH RESPECT TO SECURITIES SOLD IN RELIANCE ON REGULATION S, FOLLOWING THE EXPIRATION OF 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH INTERESTS IN THIS SECURITY ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE ORIGINAL ISSUE DATE OF THIS SECURITY. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

Exhibit C-2

MIDAMERICAN ENERGY HOLDINGS COMPANY
5.95% Senior Bonds due 2037

$[__________]
No. [___]	CUSIP No. U59354AF4
ISIN No. USU59354AF46

MIDAMERICAN ENERGY HOLDINGS COMPANY, a corporation organized under the laws of Iowa (the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal amount of [____________] Dollars (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the “Principal Amount”), on May 15, 2037, and to pay interest thereon from May 11, 2007, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year, commencing November 15, 2007, at the rate of 5.95% per annum until the Principal Amount hereof is paid or made available for payment; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 5.95% per annum (or, if lower, the maximum rate legally enforceable) from the dates such amounts are due until they are paid or made available for payment; provided, further, that if a Registration Default (as defined in the Registration Rights Agreement) occurs with respect to this Security, interest will accrue on this Security at a rate of 0.5% per annum from and including the date on which any such Registration Default shall occur, until but excluding the date on which all Registration Defaults have been cured. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at any place of payment or at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts, provided, however, that payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

Exhibit C-3

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exhibit C-4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

MIDAMERICAN ENERGY HOLDINGS COMPANY

By:	_______________________________
Name:
Title:

Attest:

By:	________________________________
Name:
Title:

Exhibit C-5

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Trustee
Dated:__________________________	By:	___________________________
Authorized Signatory

Exhibit C-6

FORM OF REVERSE OF REGULATION S PERMANENT

GLOBAL SENIOR BOND DUE 2037

MIDAMERICAN ENERGY HOLDINGS COMPANY

5.95% Senior Bonds due 2037

1.   GENERAL

This Security is one of a duly authorized issue of Securities of the Company (the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 4, 2002, between the Company and The Bank of New York, as trustee (as amended by Article IV of the Second Supplemental Indenture thereto, dated as of May 16, 2003, between the Company and The Bank of New York, as trustee, and Article IV of the Fourth Supplemental Indenture, dated as of March 24, 2006, between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), the “Base Indenture”), as amended and supplemented by the Fifth Supplemental Indenture, dated as of May 11, 2007 (together with the Base Indenture, the “Indenture”), between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof.

2.   OPTIONAL REDEMPTION

The Securities of this series are subject to redemption upon not less than 30 or more than 60 days’ notice to the Holders of such Securities as provided in the Indenture, at any time, as a whole or in part, at the election of the Company at any time, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

“Treasury Yield” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

Exhibit C-7

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

“Independent Investment Banker” means an investment banking institution of international standing appointed by the Company.

“Reference Treasury Dealer” means a primary U.S. government securities dealer in New York City appointed by the Company.

“Reference Treasury Dealer Quotation” means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee on a pro rata basis.

Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

In the event of redemption of this Security in part only, the Trustee will reduce the Principal Amount hereof by endorsement on Schedule A hereto such that the Principal Amount shown on Schedule A after such endorsement will reflect only the unredeemed portion hereof.

3.   DEFEASANCE

The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

4.   DEFAULTS AND REMEDIES

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then, and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities of such series may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

Exhibit C-8

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c) such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice and offer of indemnity from the Holder, and request from the Holders shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

5.   AMENDMENT AND WAIVER

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

Exhibit C-9

6.   TRANSFER AND EXCHANGE; DENOMINATIONS

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of the series of which this Security is a part are issuable only in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

7.   SUCCESSOR OBLIGORS

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

8.   TRUSTEE DEALINGS WITH THE COMPANY

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

9.   NO RECOURSE AGAINST OTHERS

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

Exhibit C-10

10.   AUTHENTICATION

This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

11.   ISIN NUMBER

This Security will bear an ISIN number. No representation is made as to the accuracy of such number as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

12.   GOVERNING LAW

This Security shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law, but otherwise without regard to the principles of conflict of laws thereof.

13.   DEFINED TERMS

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit C-11

SCHEDULE A

SCHEDULE OF ADJUSTMENTS

Initial Principal Amount: U.S.$[__________________]

	Notation Made		Principal	On Behalf
Date	Principal	Principal	Amount	of the Security
Adjustment	Amount	Amount	Following	Exchange
Made	Increase	Decrease	Adjustment	Agent/Registrar

Exhibit C-12

OPTION OF HOLDER TO ELECT PURCHASE

If you wish to elect to have all or any portion of the Securities purchased by the Company pursuant to a Change of Control Offer made in accordance with Section 10.10 of the Base Indenture, check the applicable boxes:

I wish to have the Securities purchased by the Company:

☐ in whole

☐ in part

Amount to be
purchased: $________________

Dated:________________	Signature:____________________

(sign exactly as your name appears on the other side of this Security)

Signature
Guarantee:________________

(Your signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program (“STAMP”), the Securities Exchange Medallion Program (“SEMP”), the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”) or such other signature guarantee program as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Social Security Number or
Taxpayer Identification Number: __________________________________

Exhibit C-13

EXHIBIT D

FORM OF FACE OF RESTRICTED DEFINITIVE
SENIOR BOND DUE 2037

THIS SECURITY HAS INITIALLY BEEN RESOLD TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DESCRIBED BY RULE 501(a)(1), (2), (3) or (7) UNDER THE SECURITIES ACT) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, EACH HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” THAT PRIOR TO SUCH TRANSFER FURNISHED TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY (1) UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OF (A) THE

Exhibit D-1

ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) OR (2) WITH RESPECT TO SECURITIES SOLD IN RELIANCE ON REGULATION S, FOLLOWING THE EXPIRATION OF 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH INTERESTS IN THIS SECURITY ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE ORIGINAL ISSUE DATE OF THIS SECURITY. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

Exhibit D-2

MIDAMERICAN ENERGY HOLDINGS COMPANY
5.95% Senior Bonds due 2037

$[_____________]
No. [__]	CUSIP No. [__________]
ISIN No. [__________]

MIDAMERICAN ENERGY HOLDINGS COMPANY, a corporation organized under the laws of Iowa (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [name of registered owner or its registered assigns] the principal sum of [__________] Dollars (the “Principal Amount”) on May 15, 2037, and to pay interest thereon from May 11, 2007, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year, commencing November 15, 2007, at the rate of 5.95% per annum, until the Principal Amount hereof is paid or made available for payment; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 5.95% per annum (or, if lower, the maximum rate legally enforceable) from the dates such amounts are due until they are paid or made available for payment; provided, further, that if a Registration Default (as defined in the Registration Rights Agreement) occurs with respect to this Security, interest will accrue on this Security at a rate of 0.5% per annum from and including the date on which any such Registration Default shall occur, until but excluding the date on which all Registration Defaults have been cured. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at any place of payment or at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts, provided, however, that, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

Exhibit D-3

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exhibit D-4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

MIDAMERICAN ENERGY HOLDINGS COMPANY

By:	__________________________________
Name:
Title:

Attest:

By:	________________________________
Name:
Title:

Exhibit D-5

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Trustee
Dated:_______________________	By:	___________________________________

Authorized Signatory

Exhibit D-6

FORM OF REVERSE OF RESTRICTED DEFINITIVE SENIOR BOND DUE 2037
MIDAMERICAN ENERGY HOLDINGS COMPANY
5.95% Senior Bonds due 2037

1.     GENERAL

This Security is one of a duly authorized issue of Securities of the Company (the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 4, 2002, between the Company and The Bank of New York, as trustee (as amended by Article IV of the Second Supplemental Indenture thereto, dated as of May 16, 2003, between the Company and The Bank of New York, as trustee, and Article IV of the Fourth Supplemental Indenture, dated as of March 24, 2006, between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), the “Base Indenture”), as amended and supplemented by the Fifth Supplemental Indenture, dated as of May 11, 2007 (together with the Base Indenture, the “Indenture”), between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof.

2.     OPTIONAL REDEMPTION

The Securities of this series are subject to redemption upon not less than 30 or more than 60 days’ notice to the Holders of such Securities as provided in the Indenture, at any time, as a whole or in part, at the election of the Company, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

“Treasury Yield” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

Exhibit D-7

“Independent Investment Banker” means an investment banking institution of international standing appointed by the Company.

“Reference Treasury Dealer” means a primary U.S. government securities dealer in New York City appointed by the Company.

“Reference Treasury Dealer Quotation” means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee on a pro rata basis.

Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

3.     DEFEASANCE

The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

4.     DEFAULTS AND REMEDIES

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities of such series may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

Exhibit D-8

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee or for any other remedy thereunder, unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c) such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice and offer of indemnity from the Holder, and request from the Holders, shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

5.     AMENDMENT AND WAIVER

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

6.     TRANSFER AND EXCHANGE; DENOMINATIONS

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

Exhibit D-9

The Securities of the series of which this Security is a part are issuable only in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

7.     SUCCESSOR OBLIGORS

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

8.     TRUSTEE DEALINGS WITH THE COMPANY

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

9.     NO RECOURSE AGAINST OTHERS

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

10.     AUTHENTICATION

This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

Exhibit D-10

11.     CUSIP NUMBERS

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series.

12.     GOVERNING LAW

This Security shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law, but otherwise without regard to the principles of conflict of laws thereof.

13.     DEFINED TERMS

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit D-11

OPTION OF HOLDER TO ELECT PURCHASE

If you wish to elect to have all or any portion of the Securities purchased by the Company pursuant to a Change of Control Offer made in accordance with Section 10.10 of the Base Indenture, check the applicable boxes:

I wish to have the Securities purchased by the Company:

☐ in whole

☐ in part

Amount to be
purchased: $________________

Dated:________________	Signature:____________________

(sign exactly as your name appears on the other side of this Security)

Signature
Guarantee:________________

(Your signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program (“STAMP”), the Securities Exchange Medallion Program (“SEMP”), the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”) or such other signature guarantee program as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Social Security Number or
Taxpayer Identification Number: __________________________________

Exhibit D-12

EXHIBIT E
FORM OF FACE OF SENIOR EXCHANGE BOND DUE 2037
OR PRIVATE EXCHANGE BOND DUE 2037

MIDAMERICAN ENERGY HOLDINGS COMPANY
5.95% Senior Bonds due 2037

$[_____________]
No. [__]	CUSIP No. [_____________]
ISIN No. [_____________]

MIDAMERICAN ENERGY HOLDINGS COMPANY, a corporation organized under the laws of Iowa (the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal amount of [________] Dollars (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the “Principal Amount”) on May 15, 2037, and to pay interest thereon from May 11, 2007, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year, commencing November 15, 2007, at the rate of 5.95% per annum, until the Principal Amount hereof is paid or made available for payment; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 5.95% per annum (or, if lower, the maximum rate legally enforceable) from the dates such amounts are due until they are paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at any place of payment or at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts, provided, however, that, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

Exhibit E-1

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exhibit E-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

MIDAMERICAN ENERGY HOLDINGS COMPANY

By:	_____________________________________
Name:
Title:

Attest:

By:	________________________________
Name:
Title:

Exhibit E-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Trustee
Dated:___________________	By:	___________________________________
Authorized Signatory

Exhibit E-4

FORM OF REVERSE OF SENIOR EXCHANGE BOND DUE 2037
OR SENIOR PRIVATE EXCHANGE BOND DUE 2037

MIDAMERICAN ENERGY HOLDINGS COMPANY
5.95% Senior Bonds due 2037

1.     GENERAL

This Security is one of a duly authorized issue of Securities of the Company (the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 4, 2002, between the Company and The Bank of New York, as trustee (as amended by Article IV of the Second Supplemental Indenture thereto, dated as of May 16, 2003, between the Company and The Bank of New York, as trustee, and Article IV of the Fourth Supplemental Indenture, dated as of March 24, 2006, between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), the “Base Indenture”), as amended and supplemented by the Fifth Supplemental Indenture, dated as of May 11, 2007 (together with the Base Indenture, the “Indenture”), between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof.

2.     OPTIONAL REDEMPTION

The Securities of this series are subject to redemption upon not less than 30 or more than 60 days’ notice to the Holders of such Securities as provided in the Indenture, at any time, as a whole or in part, at the election of the Company, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

“Treasury Yield” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

Exhibit E-5

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities” or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

“Independent Investment Banker” means an investment banking institution of international standing appointed by the Company.

“Reference Treasury Dealer” means a primary U.S. government securities dealer in New York City appointed by the Company.

“Reference Treasury Dealer Quotation” means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee on a pro rata basis.

Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

3.     DEFEASANCE

The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

4.     DEFAULTS AND REMEDIES

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities of such series may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

Exhibit E-6

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee or for any other remedy thereunder, unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c) such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice and offer of indemnity from the Holder, and request from the Holders, shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

5.     AMENDMENT AND WAIVER

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

Exhibit E-7

6.     TRANSFER AND EXCHANGE; DENOMINATIONS

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of the series of which this Security is a part are issuable only in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

7.     SUCCESSOR OBLIGORS

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

8.     TRUSTEE DEALINGS WITH THE COMPANY

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

9.     NO RECOURSE AGAINST OTHERS

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

Exhibit E-8

10.     AUTHENTICATION

This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

11.     CUSIP NUMBERS

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series.

12.     GOVERNING LAW

This Security shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law, but otherwise without regard to the principles of conflict of laws thereof.

13.     DEFINED TERMS

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit E-9

OPTION OF HOLDER TO ELECT PURCHASE

If you wish to elect to have all or any portion of the Securities purchased by the Company pursuant to a Change of Control Offer made in accordance with Section 10.10 of the Base Indenture, check the applicable boxes:

I wish to have the Securities purchased by the Company:

☐ in whole

☐ in part

Amount to be
purchased: $________________

Dated:________________	Signature:____________________

(sign exactly as your name appears on the other side of this Security)

Signature
Guarantee:________________

(Your signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program (“STAMP”), the Securities Exchange Medallion Program (“SEMP”), the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”) or such other signature guarantee program as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Social Security Number or
Taxpayer Identification Number: __________________________________

Exhibit E-10